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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2007


                         INDALEX HOLDINGS FINANCE, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       333-138178                  20-4065041
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                      75 Tri-State International, Suite 450
                             Lincolnshire, IL 60069
          (Address of principal executive offices, including Zip Code)


                                 (847) 810-3000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

     On June 21, 2007, Indalex Holding Corp. ("Indalex"), a wholly-owned direct subsidiary of Indalex Holdings Finance, Inc., completed the tender offer (the "Tender Offer") for up to $71,945,000 of its outstanding 11(1)/2% Second-Priority Senior Secured Notes due 2014 (the "Notes"). The Tender Offer was made to satisfy the requirements of the indenture governing the Notes, which required Indalex to make a tender offer for the Notes using the first $50 million of net proceeds from the sale of its 25.01% stake in Asia Aluminum Group Limited (the "AAG Sale"), plus 25% of any net proceeds from the AAG Sale above $50 million (calculated in accordance with the indenture). The AAG Sale was completed on May 15, 2007.

     As of June 20, 2007, the expiration date of the Tender Offer (the "Expiration Date"), $135,195,000 in aggregate principal amount of the Notes had been validly tendered in connection with the Tender Offer. As a result, Indalex accepted for payment on June 21, 2007 (the "Payment Date") $71,945,000 in aggregate principal amount of Notes validly tendered and not withdrawn on or prior to the Expiration Date on a pro-rata basis of approximately 0.53216. The pro-rata aggregate principal amount of Notes purchased was rounded to the nearest denomination of $1,000. The purchase price was 105% of the principal amount of Notes purchased, plus accrued and unpaid interest on such Notes to the date of purchase. Following the Payment Date, $198,055,000 of the Notes remain outstanding.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INDALEX HOLDINGS FINANCE, INC.


                                        /s/ Michael E. Alger
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Date: June 21, 2007                     Name:  Michael E. Alger
                                        Title: Executive Vice President,
                                        Secretary, Treasurer and Chief Financial
                                        Officer